Data Purchase Agreement

This Data Purchase Agreement (“Agreement”) dated November 14, 2022, is made by and between ITEQ Logic Ltd. (“Seller”) and Sky Century Investment, Inc. (“Buyer”).

In consideration of the mutual promises and covenants in this Agreement, the Parties agree to the Purchase of Data and the Terms and Conditions as set forth below.

Purchase:

The Buyer will purchase, and the Seller will sell, transfer, and deliver, the following data specified in Exhibit A no later than November 14, 2022.

Terms and Conditions:

PURCHASE PRICE, HANDLING CHARGES, AND TAXES

The Buyer agrees to accept databases in the amount of $100,875 based on the attached Exhibit A.

LIMITED LICENSE

The Seller provides a non-exclusive product that has not been developed specifically for the customer's needs. Buyer has the right to use the base for their own purposes and their own reason

LIMITATIONS OF LIABILITIES

The Seller, notwithstanding the cause or duration, will not be liable for any inaccuracies, omissions, delays, or any other defects arising out of the use of Data.

DISCLAIMER OF WARRANTIES

The Buyer hereby acknowledges that the Data is sold in an as-is condition and that the Seller expressly disclaims any warranties or representations, whether expressed or implied, with respect to the Data given.

Furthermore, the use of Data is at the sole discretion of the Buyer.

AGREED AND ACCEPTED:

By Seller: ITEQ Logic Ltd.	/s/ ITEQ Logic Ltd.	Date: Nov. 14, 2022

By Buyer: Sky Century Investment, Inc.	/s/ Sky Century Investment, Inc.	Date: Nov. 14, 2022

Data Purchase Agreement

DATA PURCHASE AGREEMENT

EXHIBIT A

ITEQ Logic Ltd. (“Seller”) will transfer to the Sky Century Investment, Inc. (“Buyer”) the following databases:

. BASES OF NEWS SOURCES

RSS News & Blogs sources

Blogs Directory	825
Total	$20,625.00

Blog Lists	No. of Blogs	Cost per link, USD	Total, USD
Marijuana Blogs	341	25.00	8,525.00
Cannabidiol Blogs	229	25.00	5,725.00
Hemp Blogs	76	25.00	1,900.00
Delta 8 Blogs	57	25.00	1,425.00
Cannabis Marketing Blogs	28	25.00	700.00
Cannabis Growing Blogs	28	25.00	700.00
Cannabis Law Blogs	20	25.00	500.00
Cannabis Packaging Blogs	19	25.00	475.00
Cannabis Stock Blogs	17	25.00	425.00
Recreational MJ Blogs	10	25.00	250.00

Podcasts sources

Podcasts Directory	175
Total	$5,250.00

Blog Lists	No. of Podcasts	Cost per link, USD	Total, USD
Marijuana Podcasts	127	30.00	3,810.00
Cannabidiol (CBD) Podcasts	28	30.00	840.00
Cannabis Law Podcasts	10	30.00	300.00
Industrial Hemp Podcasts	10	30.00	300.00

[Signature page follows]

Data Purchase Agreement

PURCHASE OF DATABASES WITH RESEARCH IN THE FIELD OF CANNABIS

The Seller will provide access to research in the field of cannabis to the Buyer worth $75,000 in ZIP format. This archive contains information and research on medical cannabis.

AGREED AND ACCEPTED:

By Seller: ITEQ Logic Ltd.	/s/ ITEQ Logic Ltd.	Date: Nov. 14, 2022

By Buyer: Sky Century Investment, Inc.	/s/ Sky Century Investment, Inc.	Date: Nov. 14, 2022

Data Purchase Agreement